                                                                                                     Exhibit 10.18
                                                EMPLOYMENT AGREEMENT
                                                --------------------

         THIS  AGREEMENT  is made the 26th day of March,  2001,  between THE  NAVIGATORS  GROUP,  INC.,  a Delaware corporation  (unless  otherwise  specified,  hereinafter  referred  to as  "Navigators")  and  STANLEY A.  GALANSKI
(hereinafter referred to as the "Employee").
         WHEREAS,  Navigators  desires  to employ the  Employee,  and the  Employee  wishes to become  employed  by
Navigators,  as Executive  Vice  President and Chief  Operating  Officer of  Navigators  and as President and Chief
Operating Officer of the Navigators Insurance Companies, on the terms and conditions set forth herein.
         NOW,  THEREFORE,  in  consideration  of the premises and the mutual  covenants  and  conditions  contained herein, Navigators and Employee covenant and agree as follows:
         1.       Employment.  Navigators  hereby  employs  Employee,  and  Employee  hereby  accepts and agrees to
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employment  as  Executive  Vice  President  and Chief  Operating  Officer of The  Navigators  Group,  Inc.,  and as
President and Chief Operating Officer of Navigators Insurance Companies.
         2.       Responsibility.   Employee  will  be  responsible   for  Navigators'   operations,   (subject  to
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consultation  with  the  Chairman  and  Board of  Directors  of  Navigators),  including  underwriting,  marketing, staffing,  administration,  and profit and loss.  Employee  will report to the  Chairman of The  Navigators  Group,
Inc. and to its Board of Directors.
         Employee  shall  devote his full working  time and best  efforts to further the  interests of  Navigators.
Employee shall perform all duties  commensurate  with such  positions,  as well as such other related duties as may be assigned to him from time to time by the Board of Directors.
         3.       Additional   Responsibilities/Directorships.   Upon  execution  of  this  employment   agreement,
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Employee  shall be  elected as a Director  to the  Boards of  Directors  of both The  Navigators  Group,  Inc.  and
Navigators'  Insurance  Companies.  Within 18 months of Employee's  employment with  Navigators,  Employee shall be designated as the President and Chief Executive Officer of The Navigators  Group, Inc. and of Navigators  Insurance
Companies,  subject  to  acceptable  performance  as  determined  by the Board of  Directors  and the  Chairman  of
Navigators.
         4.       Location.  Employee's  position will be based in the New York City headquarters of Navigators,
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subject to any possible relocation of the office at some future date.
         5.       Term. The initial term of Employee's  employment will continue through  March 31, 2004,  and will
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continue for additional  one-year periods,  unless either party elects to terminate the employment  relationship by written  notice to the other  party at least 120 days prior to  March 31, 2004  or prior to the  expiration  of any subsequent one-year period.
         6.       Compensation.  For the  services  described  in  paragraph  2 above to be  rendered  by  Employee
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hereunder, Navigators agrees as follows:
                  (a)      Base  Salary.  Employee's  initial  annual base  salary  shall be  $325,000,  subject to
                           ------------
         applicable  withholdings.  Future base  salaries  shall be no less than this amount,  but shall be subject to annual review by the Compensation Committee each July in accordance with Navigators' regular practice.

                  (b)      Bonus.   Employee  will  be  eligible  for  an  annual   performance  bonus  based  upon
                           -----
         Navigators'  actual  performance  as  compared to targets  pre-established  by the Board of  Directors  of
         Navigators.
                  (c)      Employee  Benefits.  Employee  shall  be  eligible  to  participate  in  all  Navigators
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         benefit plans made available to executive level  employees,  including  health  insurance,  money purchase pension plan and the 401-K plan.
                  (d)      Vacation;  Time Off.  Employee  shall be entitled to take such  holidays  and sick leave
                           -------------------
         as Navigators may reasonably  determine,  consistent with the performance of his duties  hereunder and the then current  policies of Navigators in respect to such matters.  Notwithstanding  any current policies of
         Navigators  with  respect  to  vacation,  however,  Employee  shall be  entitled  to four  weeks  vacation
         "annually."  Annually  shall be defined by the contract  year (e.g.,  the start date of this  Agreement to
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         the same date the following  year).  Employee may "carry over" up to two weeks of unused  vacation days to the following  contract  year. In no event,  however,  shall Employee be entitled to accumulate a total of more than two weeks of time from  prior  contract  years.  Vacation  schedules  shall be  approved  by the
         Chairman.
                  (e)      Expenses.        Navigators  agrees  to  pay,  or  reimburse  Employee  for,  reasonable
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         expenses  incurred in connection with Employee's  performance of his duties  hereunder,  upon presentation of appropriate  receipts or other  documentation of such expense in accordance with Navigators'  published policies pertaining to business expenses.
                  (f)      Automobile.  Employee  shall  receive  a monthly  automobile  expense  allowance  in the
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         amount of $1,000.
                  (g)      Moving  Allowance.  In the event that  Navigators  relocates its office from its current
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         New York City location to a location  requiring a  significantly  increased  commutation  from  Employee's current residence in Ridgefield,  Connecticut,  Navigators agrees to reimburse  Employee for the following expenses if Employee elects to move his residence closer to Navigators' new office:
                           (i)      brokerage  commission and reasonable legal expenses incurred in connection with the sale of his existing residence;
                           (ii)     reasonable  legal  expenses  incurred in connection  with the purchase of a new home;
                           (iii)    moving costs for furniture and other household possessions;
                           (iv)     temporary  accommodations  for Employee  (and,  if  necessary,  for  Employee's family)  if  required  in  connection  with  such  move,  and  reasonable  and  necessary  family transportation expenses.

                  (h)      Stock  Grant.  Employee is hereby  granted a total of 100,000  shares of common stock of
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         Navigators,  with  such  grant  vesting  in  four  25,000  share  increments  on each  of the  first  four anniversary  dates of the  commencement of Employee's  employment.  In the event of one or more of (i) the sale or other transfer,  except for a transfer to an affiliated  entity of Navigators which does not cause a change of control of Navigators,  of  substantially  all of the assets of  Navigators,  (ii) a merger of
         Navigators  with another  business  entity in which  Navigators  is not the  surviving  entity,  (iii) the liquidation of Navigators,  or (iv) Terence N. Deeks or his family members or family interests  selling or otherwise  transferring  a  sufficient  number of  shares of  Navigators'  common  stock  that they own or control  so that they no longer  have  effective  day to day  control  over  Navigators,  then the  shares granted  hereunder  shall  vest  in  their  entirety  immediately  as of the  closing  date  of  any  such transaction.  In the event of the  termination of the  Employee's  employment for any reason before all of the stock grants have vested,  any unvested  shares will revert to Navigators,  unless the  termination of employment arises for Good Reason or one of the events set forth in the preceding sentence occurs.
         7.       TERMINATION OF EMPLOYMENT.
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                  (a)      Termination  For Cause;  Resignation.  Employee's  employment  may be  terminated at any
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         time for cause,  as defined  herein,  in which case  Employee  will not be  entitled  to any  compensation beyond the date of the  termination of Employee's  employment and all unvested stock grants will revert to
         Navigators.  If  Employee  resigns  his  employment  (other than for Good  Reason),  Employee  will not be entitled  to any  compensation  beyond  the  date of the  termination  of  Employee's  employment  and all unvested  stock grants will revert to  Navigators.  If  Employee's  employment is terminated by Navigators during the  initial  term for other than cause,  Employee  will be entitled to receive his base salary for the  remainder  of the  initial  term.  In the event there is a change of control of  Navigators,  whether through a merger  or sale of  Navigators,  and such  change  of  control  results  in the  termination  of
         Employee's  employment or any other  material  adverse  change in Employee's  position  constituting  Good
         Reason,  as set forth in Section (c)(iii) below,  Employee will be entitled to receive his base salary for the remainder of the initial term and all stock grants will immediately vest.
                  (b)      Disability;  Death.  If Employee  becomes  Permanently  Disabled prior to the expiration
                           ------------------
         of the Term of this Agreement,  Employee shall be deemed to have voluntarily  resigned from his employment hereunder as of the date the  disability  is deemed  permanent as defined in section  (c)(ii)  below,  but only if Navigators  provides  written  notice to that effect to Employee,  within thirty (30) days of such
         date.  If  Employee  dies  during  the  Term  of  this  Agreement,   Employee  shall  be  deemed  to  have
         involuntarily resigned from his employment hereunder as of the date of death.
                  (c)      Definitions.
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                           (i)      For Cause.  The Company  shall be  entitled  to  terminate  the  employment  of
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                  Employee For Cause if any of the following shall occur during the term of this Agreement:
                                    (A)     The commission by Employee of a felony;
                                    (B)     Employee  engages  in  conduct   involving   fraud,   moral  turpitude,
                           dishonesty, gross misconduct, embezzlement, or theft;

                                    (C)     The failure of Employee to perform  material  duties assigned to him by the  Chairman  or the Board of  Directors,  after  written  notice to  Employee  of such failure  specifying  in detail the  circumstances  constituting  such  failure,  and the expiration  of a thirty (30) day period  following  Employee's  receipt of such  written notice,  during which  Employee  has failed to cure such  failure to perform;  provided, however,  that in  circumstances  where such cure  reasonably  requires more than thirty
                           (30) days to  accomplish,  Employee's  failure to diligently  commence  effecting such a cure  and  continue  efforts  at  effecting  such  cure so as to cure  such  failure  as promptly as may be practicable will constitute Cause under this Section 7(c)(i)(C).
                                    (D)     Employee's  material  breach of any of the terms of this  Agreement  or of any written,  lawful  directive of  Navigators'  Board of Directors or Chairman or of
                           any Navigators policy set forth in Navigators' Employee Policy Manual.
                           (ii)     Permanently  Disabled.  As used herein,  subject to any  applicable  laws,  the
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                  term  "Permanently  Disabled"  shall mean injury or  illness,  mental or  physical,  or any other condition  or  circumstance  which  materially  interferes  with the  ability of the  Employee to fulfill  the  responsibilities  described  in  Section  2 of this  Employment  Agreement  for any consecutive  twelve-week  period or for an aggregate of four months out of a twelve-month  period commencing with the onset of such injury or illness.
                           (iii)    Good  Reason.  Navigators  shall at all  times  during  the Term of  Employee's
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                  employment  hereunder  grant and  provide  to  Employee  the  authority  and  support  reasonably required by Employee to perform the duties and  responsibilities  of his positions,  as set forth in Sections 2 and 3 above.  In the event of the  occurrence of any of the  following,  any one of which shall constitute  "Good Reason" as that term is used throughout this Employment  Agreement,
                  Employee may elect to resign his employment with  Navigators,  in which case any unvested portion of the stock grant  referred  to in Section  6(h) will  immediately  become  vested and  Employee shall be entitled to receive his  then-current  base salary for the remainder of the initial term of this Employment Agreement.  Good Reason shall occur if:
                           (a)      Navigators  shall,  without the prior written  consent of Employee,  materially reduce or alter the  rights,  responsibilities,  duties and  authority  of  Employee,  including, without  limitation,  demoting  Employee from the positions  referred to in Sections 2 and 3 to a lower level position;
                           (b)      Employee  shall be  required  to report to any  person  or  entity  other  than
                  Terence N. Deeks,  who is the current Chairman of Navigators,  or his successor,  and Navigators'
                  Board of Directors, without Employee's prior written consent;
                           (c)      The  employment of the Employee has been  involuntarily  terminated  during the initial Term other than For Cause.

         8.       TERMINATION PAY IN CONSIDERATION OF RESTRICTIVE  COVENANTS.  Employee and Navigators  acknowledge
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that, in  consideration of the Employee's  agreement to the restrictive  covenants set forth in Sections 10 and 11,
Navigators  has agreed that,  if it elects by written  notice to Employee to invoke and require  Employee to comply with the restrictions set forth in Sections 10 and 11 of this Employment  Agreement,  it will,  notwithstanding the provisions  of Section 7 of this  Employment  Agreement,  continue to pay to the  Employee on  Navigators'  regular payroll dates during the twelve (12) month period (the  "Severance  Period")  following the effective  date of such termination  of  employment,  base  salary at the rate last in effect for the  Employee  (the  "Termination  Pay").
Notwithstanding  the foregoing,  in the event that Employee  breaches any of the covenants set forth in Sections 9,
10, and 11, all payments of  Termination  Pay shall  thereupon  cease and no further  payments to Employee shall be made by Navigators.  Navigators  shall provide to Employee,  within five (5) business days of the effective date of the  termination  of the  employment  of  Employee,  written  notice as to whether it elects to invoke and  require
Employee  to comply  with the  restrictions  set  forth in  Sections  10 and 11 of this  Employment  Agreement.  If
Navigators  so  elects,  as set  forth  above,  it  shall  pay to  Employee  the  Termination  Pay.  Regardless  of
Navigators'  election with respect to Termination Pay,  Employee shall in all events be required to comply with the restrictions set forth in Section 9, entitled "Confidentiality."
         9.       CONFIDENTIALITY.  For purposes of this  Section 9, and  Sections 8, 10 and 11 of this  Employment
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Agreement,  the term "Navigators" shall include The Navigators Group, Inc.,  Navigators  Insurance Company, and all
related or  affiliated  entities.  Employee  covenants  and agrees that,  from and after the date hereof,  Employee shall not,  directly or indirectly  disclose any Confidential  Information,  as hereinafter  defined,  to any party whatsoever,  except  to  the  extent  required  in the  performance  of  his  duties  for  Navigators,  or use  any
Confidential  Information for the benefit of himself or any other person,  firm,  corporation or other entity.  The term  "Confidential  Information" shall mean any information  related to Navigators'  business  including,  without limitation,  policy forms,  agency and  subproducer  relationships,  product and financial  plans,  information  on pricing and customers,  fees and services provided therefor,  technical  information and data,  financial reserves, other  financial  information,  business or product plans or costs,  existing or prospective  customers or customer lists,  pricing  data or other  terms of sales,  customer  requirements,  buying  history or  underwriting  or risk assessment  information,  the  identity  of agents or  customers  or  prospective  agents or  customers,  products, coverages, the terms of any reinsurance,  fronting or other agreements of Navigators,  and all information to which
Employee has access  during his  employment  with  Navigators  which  belongs or relates to a third party and which would  constitute  Confidential  Information if it belonged to or related to Navigators.  Confidential  Information shall also include  knowledge  gained by Employee  through his  employment  by  Navigators.  Employee  shall not be required to maintain the  confidentiality  of any information which is or becomes part of the public domain through no act or omission attributable to Employee.
         All  Confidential  Information and all other data,  whether  written or  electronically  stored,  computer printouts and other records and written  material  prepared or compiled by Employee or furnished to Employee  while in the employ of Navigators  and which relates to the business of Navigators,  is the property of Navigators.  Upon the  termination of Employee's  employment  with  Navigators,  Employee shall return to Navigators,  all documents, files,  diskettes and other information storage media containing all such Confidential  Information and other data, and shall not retain copies thereof.
         10. Non-Solicitation  of  Navigators'  Employees.  Employee  covenants and agrees that,  while employed by
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Navigators and for a period of one year thereafter,  Employee will not, directly or indirectly,  solicit, or assist any other party in  soliciting,  or seek to influence  any employee of  Navigators  to  terminate  employment  with
Navigators or to become employed by any other party.
         11.      Non-Competition  and  Non-Solicitation  of Customers,  Agents and Others.  Employee covenants and
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agrees  that,  for a  period  of one  year  following  the  termination  of his  employment  with  Navigators  (the
"Restricted Period"), Employee shall not:
                  (a)      directly  or  indirectly  become  employed  by, own an  interest  in,  manage,  operate, control,  provide  services  to,  or become  associated  with as an  officer,  director,  partner,  agent, consultant,  stockholder, or otherwise any individual, firm, partnership,  corporation,  proprietorship or other business  entity which competes with the business of  Navigators,  as conducted by, or  contemplated by, Navigators at the time of the termination of Employee's employment with Navigators.

                  (b)      solicit  or  call  upon  any  person,  entity  or  business  which  was an  existing  or prospective  customer,  agent,  insured,  client,  broker or agent of  Navigators  at any time  during the period  commencing  thirty-six  (36)  months  prior  to the  termination  of  Employee's  employment  with
         Navigators  for the purpose of selling to or through such parties any  insurance  coverage  which has been offered for sale by Navigators  during  Employee's  employment with Navigators.  The  restrictions  herein shall  extend to any  persons,  corporations,  partnerships,  firms,  businesses  or entities  for whom or through whom Navigators  engages in the business of providing  insurance or conducting related business or for whom or  through  whom  Navigators  actively  sought or seeks to engage in such  business  during  the period  commencing  thirty-six  (36)  months  prior  to the  termination  of  Employee's  employment  with
         Navigators  through the end of the Restricted  Period and shall include agents and subagents of Navigators notwithstanding  that  such  persons  or  entities  may  have  been  induced  to  enter  into  a  business relationship with Navigators by the efforts of Employee or someone on his behalf.
                  The  restrictions  in this  Section  11  shall  be  limited  to any  county  of any  state or any comparable  jurisdiction of any foreign country in which Navigators,  directly or through  subsidiaries or affiliates,  during the period of Employee's  employment with Navigators or during the Restricted  Period, has  been  or is  engaged  in  the  business  of  providing  insurance  or  conducting  related  business.
         Notwithstanding  the  foregoing,  the  restrictions  set forth in this  Section  11 shall not apply to any jurisdiction whose laws prohibit enforcement of such restrictions.
         12.      JUDICIAL  MODIFICATION.  The  parties  hereby  agree that if the scope or  enforceability  of the
                  ----------------------
covenants  in  paragraphs  10 and 11 hereof are in any way disputed at any time, a court or other trier of fact may modify and enforce  said  covenants  to the extent  that it  believes  them to be  reasonable  under  circumstances existing at that time.
         13.      INJUNCTIVE RELIEF.  Employee  acknowledges that compliance with the restrictive  covenants herein
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is  necessary to protect the business and good will of  Navigators,  and that a breach of these  restrictions  will cause  irreparable  damage to Navigators for which  monetary  damages may not be adequate.  Consequently,  Employee agrees  that in the event that he  breaches  or  threatens  to breach any of the  restrictive  covenants  contained herein,  Navigators may be entitled,  upon compliance with applicable requirements of law, to both (i) a temporary, preliminary  and/or permanent  injunction in order to prevent the continuation of such harm, and (ii) money damages insofar as they can be determined.  Notwithstanding  any of the foregoing,  and subject to the requirements of law, nothing in this  Agreement  shall be construed to prohibit  Navigators  from also  pursuing any other  remedy,  the parties having agreed that all remedies are to be cumulative to the extent permitted by law.
         14.      LITIGATION  EXPENSE.  In the event  that  Employee  brings  an  action in any court of  competent
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jurisdiction  seeking a determination  that Navigators'  discharge of the Employee For Cause was not authorized by, and in compliance  with, the terms of this Employment  Agreement,  Employee,  if he is the prevailing  party in any such court  proceeding,  shall be reimbursed  by  Navigators  for  Employee's  legal fees and expenses  incurred in connection  with  such  litigation.  Similarly,  in the  event  that  Employee  brings  an  action  in any court of competent  jurisdiction  seeking a determination that Navigators'  discontinuance of the payment of Termination Pay to the Employee was not authorized by, and in compliance  with, the terms of this Employment  Agreement,  Employee, if he is the  prevailing  party in any such court  proceeding,  shall be reimbursed by  Navigators  for  Employee's legal fees and  expenses  incurred in  connection  with such  litigation.  Any  recovery of legal fees and expenses hereunder shall be in addition to any other recovery or remedy directed by the court.
         15.      NOTICES.  Any and all notices  required or  permitted  to be given under this  Agreement  will be
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sufficient  if furnished in writing,  sent by personal  delivery,  telex,  telecopier  or  certified  mail,  return receipt requested,  to each of the applicable  addresses set forth below (or such other address as may from time to time be designated by notice by any party hereto for such purpose):
                           To Employee:     Stanley A. Galanski

                           With a copy to:  Metz Schermer & Lewis, L.L.C.
                                                     11 Stanwix Street, 18th Floor
                                                     Pittsburgh, PA 15222
                                                     Attn:    Leland P. Schermer

                           To Navigators:   Terence N. Deeks
                                                     The Navigators Group, Inc.
                                                     One Penn Plaza
                                                     New York, NY  10119

                           With a copy to:  Rosenman & Colin LLP
                                                     575 Madison Avenue
                                                     New York, NY  10022
                                                     Attn:  Marc M. Tract

Notice shall be deemed given,  if by personal  delivery,  on the date of such delivery or, if by telex or telecopy, on the business day  following  receipt of answer back or telecopy  confirmation  or, if by certified  mail, on the date shown on the applicable return receipt.

         16.      MISCELLANEOUS.
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                  (a)      Except  for  other  documents  referenced  in this  Agreement,  this  written  Agreement contains the sole and entire  Agreement  between the parties,  and supersedes any and all other agreements between them.
                  (b)      The waiver by either  party of a breach of any  provision  of this  Agreement  shall not operate as, or be  construed a waiver of any  subsequent  breach  thereof.  No waiver or  modification  of this  Agreement or of any covenant,  condition or  limitation  herein  contained  shall be valid unless in writing and duly executed by the party to be charged therewith.
                  (c)      In case any one or more of the  provisions  contained  in this  Agreement  shall for any reason be held to be invalid,  illegal or  unenforceable in any respect,  such  invalidity,  illegality or unenforceability  shall not affect any other  provision  thereof and this Agreement  shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
                  (d)      In any action,  special  proceedings or other  proceedings  that may be brought  arising out of, in  connection  with, or by reason of this  Agreement,  the laws of the State of New York shall be applicable  and  shall  govern  to the  exclusion  of the law of any other  forum,  without  regard to the jurisdiction in which the action or special proceeding may be instituted.
                  (e)      The section  headings  contained  herein are  inserted  for ease of  reference  only and shall not control or affect the meaning or construction of the provisions hereof.
                  (f)      This Agreement  shall be binding on and inure to the benefit of the  respective  parties and their respective heirs, legal representatives, successors and assigns.

         IN WITNESS  WHEREOF,  Navigators has hereunto  caused this Agreement to be executed by its duly authorized officer  and the  Employee  has  hereunto  set his  hand,  all being  done in  duplicate  originals  with one being
delivered to each party on the              day of ________, 2001.
                               ------------
         Executed at New York, New York on the date set forth above.

THE NAVIGATORS GROUP, INC.                  EMPLOYEE:

By:
   --------------------------------------------------         -----------------------------------------------------
Its:                                                                   STANLEY A. GALANSKI
     --------------------------------------------------